UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2003

DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075
(Address of Principal Executive Offices) (Zip Code)

(Registrant's telephone number, including area code) (651) 455-1621

Not applicable.
(Former name or former address, if changed since last report.)

Item 5.                                                            Other Events and Regulation FD Disclosure.

The information set forth in Exhibit 99.1 hereto is hereby incorporated herein by reference.

Item 7.                                                           Exhibits and Reports on Form 8-K.

(a)                                  No financial statements are required to be filed as part of this Current Report on Form 8-K.

(b)                                 No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

(c)                                  The following exhibit is filed as part of this Current Report on Form 8-K:

                99.1      Copy of press release of Digital Angel Corporation dated September 4, 2003.

Forward-Looking Statements

            This Form 8-K contains certain "forward-looking statements" which represent the Registrant's expectations or belief, including, but not limited to, statements concerning industry performance and the Registrant's operations, performance, financial condition, plans, growth and strategies.  Any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as "may," "will," "expect," "anticipate," "intend," "could," "estimate" or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the Registrant's control, and actual results may differ materially depending on a variety of important factors many of which are beyond the control of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2003

/s/ James P. Santelli
Digital Angel Corporation James P. Santelli Vice-President of Finance and Chief Financial Officer

3